PRIOR PERIOD ADJUSTMENT	9 Months Ended
Jul. 31, 2012
Prior Period Adjustment [Abstract]
Prior Period Adjustment [Text Block]

15. Prior Period Adjustment

The Company has restated its July 31, 2012 Balance Sheet and Statement of Operations for the nine months ended July 31, 2012 for the correction of an error made in the first and second fiscal quarters of 2012. These non-cash errors relate to the interpretation and application of accounting standards in calculating its loss on conversions of convertible notes with bifurcated embedded derivative liabilities. The correction of these errors amounting to approximately an additional $819,000 Loss on note retirement, no material effect on Net Loss per share, and no effect on Shareholders’ Deficiency. The Company plans to restate its Form 10-Q for periods ended January 31, 2012 and April 30, 2012.